S000006734 [Member] Investment Strategy - Flexibly Managed Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]
The Fund invests primarily in stocks of established large capitalization companies. The Fund normally invests at least 50% of its total assets in stocks of U.S. companies, but also may invest in stocks of foreign companies. The remaining assets are generally invested in fixed and floating rate instruments, such as corporate and government debt (including mortgage-and asset-backed securities), high yield securities (commonly known as “junk bonds”), and bank loans. The Fund’s investments in stocks generally fall into one of two categories. The larger category comprises long-term core holdings that the Sub-Adviser considers to be underpriced in terms of company assets, earnings, or other factors at the time they are purchased. The smaller category comprises opportunistic investments whose prices the Sub-Adviser expects to rise in the short term, but not necessarily over the long term. There are no limits on the market capitalization of issuers of the stocks in which the Fund invests. Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a “value approach” in selecting investments. Its in-house research team seeks to identify companies that seem under-valued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive. While the Fund’s sector and industry exposure is expected to vary over time, as of February 28, 2026, the Fund had significant exposure to the Information Technology Sector, and Health Care Sector, as each sector is defined by the Global Industry Classification Standard.
The Sub-Adviser works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for attractive risk/reward values among all types of securities. The portion of the Fund’s investment in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund’s cash reserve may reflect the Sub-Adviser’s ability to find companies that meet valuation criteria rather than its market outlook. Bonds, bank loans and convertible securities may be purchased to gain additional exposure to a company or for their income or other features. Maturity and quality are not necessarily major considerations. There are no specified limits on the maturities or credit ratings of the debt instruments in which the Fund invests. The Fund may invest up to 30% of its total assets in below-investment grade securities (BB and lower, or an equivalent rating). If a security is split rated (i.e., rated investment grade by at least one rating agency and non-investment grade by another rating agency), the higher rating will be used for purposes of measuring this 30% limit. There is no limit on the Fund’s investments in convertible securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Strategy Portfolio Concentration [Text]	The Fund invests primarily in stocks of established large capitalization companies. The Fund normally invests at least 50% of its total assets in stocks of U.S. companies, but also may invest in stocks of foreign companies.